                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): December 28, 1999
                                                         -----------------



                                  GANTOS, INC.
                                  ------------
             (Exact name of registrant as specified in its charter)


===============================================================================================
            Michigan                        0-14577                        38-1414122
            --------                        -------                        ----------
-----------------------------------------------------------------------------------------------
  (State or other jurisdiction      (Commission File Number)     (IRS Employer Identification
        of incorporation)                                                      No.)
===============================================================================================



      1266 E. Main Street, Fifth Floor, Stamford, Connecticut   06902
      ------------------------------------------------------- ---------
             (Address of principal executive offices)         (Zip Code)


       Registrant's telephone number, including area code: (203) 358-0294
                                                           --------------

ITEM 5.  OTHER EVENTS.

         On December 28, 1999, Gantos, Inc. filed a Voluntary Petition under Chapter 11 of the Bankruptcy Code with the United States Bankruptcy Court (the "Chapter 11 Bankruptcy Petition"). The Chapter 11 Bankruptcy Petition is attached as Exhibit 99.1 hereto and incorporated herein by reference. On December 29, 1999, Gantos, Inc. issued the press release annexed as Exhibit 99.2 hereto and incorporated herein by reference.

         On December 30, 1999, Gantos, Inc. announced that it had negotiated a $40 million debtor-in possession (DIP) credit facility with its current lenders, Foothill Capital Corporation and Paragon Capital, LLC, to fund its operations during the voluntary reorganization period. The press release relating to the financing is annexed as Exhibit 99.3 hereto and incorporated herein by reference.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)  Exhibits.

              99.1  Chapter 11 Bankruptcy Petition dated December 28, 1999.

              99.2  Press Release of Gantos, Inc. dated December 29, 1999.

              99.3  Press Release of Gantos, Inc. dated December 30, 1999.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           GANTOS, INC.
                                           (Registrant)


Dated: January 1, 2000                     By: /s/ Thomas J. Villano
                                              --------------------------------
                                              Thomas J. Villano
                                              Chief Financial Officer

                                INDEX TO EXHIBITS


Exhibit No.        Description
-----------        -----------

99.1               Chapter 11 Bankruptcy Petition dated December 28, 1999.

99.2               Press Release of Gantos, Inc. dated December 29, 1999.

99.3               Press Release of Gantos, Inc. dated December 30, 1999.